EXHIBIT 99.1
                              EASTON BANCORP, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                        AND PRINCIPAL FINANCIAL OFFICER



  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                           Pursuant to 18 U.S.C. 1350
                (Section 906 of the Sarbanes-Oxley Act of 2002)


     We, the undersigned, certify that to the best of our knowledge, based upon a review of the registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2002 (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                     EASTON  BANCORP,  INC.
                                   ------------------------
                                        (Registrant)



Date:    November  8,  2002            By:  /s/  R.  Michael  S. Menzies, Sr.
       --------------------               --------------------------------------
                                                 R.  Michael  S.  Menzies,  Sr.
                                                 President
                                                 (Principal  Executive  Officer)



Date:     November  8,  2002           By:  /s/  Pamela  A.  Mussenden
        --------------------              --------------------------------------
                                                 Pamela  A.  Mussenden
                                                 Assistant  Treasurer
                                                 (Principal  Financial  Officer)


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